SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      April 1, 2004

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630

(Address of principal executive offices)                  (Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

On April 8, 2004, InSight Health Services Holdings Corp. (the “Registrant” or the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Form 8-K”) to report its April 1, 2004 acquisition by InSight Health Corp. (“InSight”), a wholly owned subisidiary of the Registrant, of 21 diagnostic imaging centers located in California, Arizona, Kansas, Texas, Pennsylvania and Virginia.  The acquisition was made pursuant to a Stock Purchase Agreement dated February 13, 2004, by and among InSight, Comprehensive Medical Imaging, Inc. (“CMI”), Cardinal Health 414, Inc. and Cardinal Health, Inc., as amended by Amendment No. 1 dated as of April 1, 2004.

On June 15, 2004, the Registrant filed Amendment No. 1 to the Form 8-K reporting the required historical financial information regarding the CMI acquisition, but not reporting the required pro forma financial information because it was not available due to the need to restate certain historical financial information of CDL Medical Technologies, Inc. and Subsidiary (“CDL”) in connection with an earlier acquisition.  The purpose of this Amendment No. 2 on Form 8-K/A is to report the required pro forma financial information.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, the complete text of Item 7, as amended, is set forth herein, but the only new exhibit is Exhibit 99.4 reporting the required pro forma financial information.

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial statements of businesses acquired.

The financial statements of CMI, a wholly owned subsidiary of Cardinal Health, Inc., required by this item are attached as Exhibits 99.2 and 99.3 (filed with Current Report on Form 8-K/A on June 15, 2004 and incorporated herein by reference).

(b)                                 Pro forma financial information includes the following:

1.               The unaudited pro forma combined condensed financial statements are presented in Exhibit 99.4 and reflect the acquisition by the Registrant, through its wholly owned subsidiary, InSight Health Corp., of twenty-one (21) diagnostic imaging centers and operations related thereto, owned by CMI.  The Company did not acquire two remaining majority owned joint ventures. The unaudited pro forma combined condensed financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

The unaudited pro forma combined condensed balance sheet is based on the historical balance sheet as of March 31, 2004 and is presented as if the acquisition had been consummated at that date. The unaudited pro forma combined condensed statements of income are based on the historical statements of income of each of the Registrant and CMI for (i) the year ended June 30, 2003 and reflect certain adjustments to give effect to the acquisition as if it had occurred on July 1, 2002, and (ii) the nine months ended March 31, 2004 and reflect certain adjustments to give effect to the acquisition as if it had occurred on July 1, 2002.  The historical financial statements of CMI include various administrative services such as accounting, billing and cash management services, which were provided to CMI and assessed by its parent. Accordingly, the cost of these services may not be indicative of the costs the Company may incur in the future.

Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price. However, changes to the adjustments included in the unaudited pro forma combined condensed financial statements are expected due to the actual timing of the acquisition and as evaluations of assets and liabilities are completed and additional information becomes available. Accordingly, the final allocated values will differ from the amounts used to calculate the adjustment in the unaudited pro forma combined condensed statement of operations.

2.               On May 14, 2003, the Company filed a Form 8-K/A, which included the pro forma financial information in connection with the April 2, 2003 acquisition of thirteen (13) diagnostic imaging centers located in Southern California owned by CMI (the Central Valley Region “CVR”). The unaudited pro forma combined condensed statement of income for the year ended June 30, 2003 included in Exhibit 99.4 includes the results of CVR as if the acquisition had occurred on July 1, 2002.

3.               On July 2, 2004, the Company filed a Form 8-K/A, which included the pro forma financial information in connection with its August 1, 2003 acquisition of a majority of the assets of the mobile imaging business owned by CDL.  The unaudited pro forma combined condensed statement of income for the year ended June 30, 2003 and the nine months ended March 31, 2004 included in Exhibit 99.4 includes the results of CDL as if the acquisition had occurred on July 1, 2002.

(c)                                  Exhibits.

2.1                  Stock Purchase Agreement dated February 13, 2004, by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

2.2                  Amendment No. 1 to Stock Purchase Agreement dated April 1, 2004, by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.1            Press Release dated April 6, 2004, announcing the completion of the acquisition (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.2            Audited combined balance sheets at December 31, 2003 and 2002 and audited combined statements of operations, cash flows, and owners’ equity for each of the years ended December 31, 2003, 2002 and 2001 and notes thereto and report of independent auditors with respect to the business of CMI (filed with current report on Form 8-K/A on June 15, 2004 and incorporated herein by reference).

99.3            Unaudited interim combined balance sheet at March 31, 2004 and unaudited interim combined statements of operations and cash flows for the three months ended March 31, 2004 and 2003 (filed with current report on Form 8-K/A on June 15, 2004 and incorporated herein by reference).

99.4            Unaudited pro forma combined condensed balance sheet of the Registrant as of March 31, 2004, and unaudited pro forma combined condensed statements of income of the Registrant for the nine months ended March 31, 2004 and the fiscal year ended June 30, 2003 (filed herewith). Exhibit 99.4 also includes unaudited pro forma condensed statements of income of CVR and CDL for the year ended June 30, 2003 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 2004

INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/s/ Brian G. Drazba
Brian G. Drazba
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

2.1

Stock Purchase Agreement dated February 13, 2004, by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with Current Report on Form 8-K on April 8, 2004 and incorporated herein by reference).

2.2

Amendment No. 1 to Stock Purchase Agreement dated April 1, 2004, by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with Current Report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.1	Press Release dated April 6, 2004, announcing the completion of the acquisition (filed with Current Report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.2

Audited combined balance sheets at December 31, 2003 and 2002 and audited combined statements of operations, cash flows, and owners’ equity for each of the years ended December 31, 2003, 2002 and 2001 and notes thereto and report of independent auditors with respect to the business of CMI (filed with Current Report on Form 8-K/A on June 15, 2004 and incorporated herein by reference).

99.3

Unaudited interim combined balance sheet at March 31, 2004 and unaudited interim combined statements of operations and cash flows for the three months ended March 31, 2004 and 2003 (filed with Current Report on Form 8-K/A on June 15, 2004 and incorporated herein by reference).

99.4

Unaudited pro forma combined condensed balance sheet of the Registrant as of March 31, 2004, and unaudited pro forma combined condensed statements of income of the Registrant for the nine months ended March 31, 2004 and the fiscal year ended June 30, 2003 (filed herewith). Exhibit 99.4 also includes unaudited pro forma condensed statements of income of CVR and CDL for the year ended June 30, 2003 (filed herewith).